CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UC Hub Group, Inc. (the "Company") on Form 10-QSB for the period ending April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry D. Wilcox, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ Larry D. Wilcox
                                Larry D. Wilcox
                                Principal Executive Officer & Principal
                                Financial Officer
                                June 13, 2007